                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust
                                         Growth and Income
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated
                                         April 30, 2007
                                         CLASS I SHARES

                                         (Shares offered prior to April 28, 2000
                                         are designated Class I Shares)

                                        The Growth and Income Portfolio's
                                        investment objective is to seek
                                        long-term growth of capital and
                                        income. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in
                                        income-producing equity securities,
                                        including common stocks and
                                        convertible securities (although
                                        investments are also made in
                                        non-convertible preferred stocks and
                                        debt securities).

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  12
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities). In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization (or large cap) companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the growth and income potential for such securities materially change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

Investors who need a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate

                    Van Kampen Life Investment Trust Growth and Income Portfolio industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             23.90
1998                                                                             19.61
1999                                                                             12.99
2000                                                                             19.34
2001                                                                             -5.81
2002                                                                            -14.50
2003                                                                             28.03
2004                                                                             14.38
2005                                                                              9.99
2006                                                                             16.23

The Portfolio's return for the three-month period ended March 31, 2007 for Class I Shares was 0.10%. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 16.19% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class I Shares was -17.95% (for the quarter ended September 30, 2002).

Van Kampen Life Investment Trust Growth and Income Portfolio

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000(R) Value Index *, a broad-based market index that the Portfolio's investment advisor believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

Average annual total returns are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST     PAST       PAST
    DECEMBER 31, 2006         1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
    Van Kampen Growth and
    Income Portfolio --
    Class I Shares            16.23%    9.86%     11.66%
...............................................................
    Russell 1000(R) Value
    Index*                    22.25%   10.86%     11.00%
...............................................................

  * The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2006)
-----------------------------------------------------------
Management fees                                   0.56%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.04%
............................................................
Total annual portfolio operating expenses         0.60%
............................................................

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $61       $192       $335       $750
...................................................................

The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Growth and Income Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market

Van Kampen Life Investment Trust Growth and Income Portfolio performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

While the Portfolio invests primarily in income-producing equity securities, the Portfolio also may invest in non-convertible adjustable or fixed rate preferred stock and debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 15% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Debt securities rated below investment grade are commonly known as junk bonds. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Portfolio also may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as

                    Van Kampen Life Investment Trust Growth and Income Portfolio interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITS. The Portfolio may invest up to 15% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign

Van Kampen Life Investment Trust Growth and Income Portfolio brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio

                    Van Kampen Life Investment Trust Growth and Income Portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.

The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for long-term capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $117 billion under management or supervision as of February 28, 2007. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned

Van Kampen Life Investment Trust Growth and Income Portfolio subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................

Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.56% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2006. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2006 which was made available in August 2006). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2007 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2007 which should be available in August 2007).

PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Equity Income team. The Equity Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan, a Managing Director of the Adviser, James O. Roeder, Thomas B. Bastian and Mark J. Laskin, each an Executive Director of the Adviser, and Sergio Marcheli, a Vice President of the Adviser.

Mr. Gilligan has been associated with the Adviser in an investment management capacity since 1985 and joined the team that manages the Portfolio in 1996. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and joined the team that manages the Portfolio in 1999. Mr. Bastian has been associated with the Adviser in an investment management capacity since March 2003 and joined the team that manages the Portfolio in November 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and joined the team that manages the Portfolio in January 2007. Mr. Marcheli was associated with the Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Adviser in an investment management capacity and joined the team that manages the Portfolio in November 2003.

Mr. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all

                    Van Kampen Life Investment Trust Growth and Income Portfolio sectors as needed. Mr. Marcheli also manages the cash position in the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per

Van Kampen Life Investment Trust Growth and Income Portfolio share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that

                    Van Kampen Life Investment Trust Growth and Income Portfolio invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").

The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

The Portfolio's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to

Van Kampen Life Investment Trust Growth and Income Portfolio tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some portion of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Growth and Income Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares, and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.

                                                                             YEAR ENDED DECEMBER 31,
GROWTH AND INCOME PORTFOLIO -- CLASS I SHARES                    2006      2005       2004      2003       2002
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................    $20.49    $19.32     $17.06    $13.47     $ 15.90
                                                                ------    ------     ------    ------     -------

  Net Investment Income.....................................      0.38(a)   0.28(a)    0.24(a)   0.22(a)     0.15
  Net Realized and Unrealized Gain/Loss.....................      2.75      1.59       2.19      3.51       (2.43)
                                                                ------    ------     ------    ------     -------

Total from Investment Operations............................      3.13      1.87       2.43      3.73       (2.28)
                                                                ------    ------     ------    ------     -------

Less:
  Distributions from Net Investment Income..................      0.25      0.22       0.17      0.14        0.15
  Distributions from Net Realized Gain......................      1.37      0.48        -0-       -0-         -0-
                                                                ------    ------     ------    ------     -------

Total Distributions.........................................      1.62      0.70       0.17      0.14        0.15
                                                                ------    ------     ------    ------     -------

NET ASSET VALUE, END OF THE PERIOD..........................    $22.00    $20.49     $19.32    $17.06     $ 13.47
                                                                ======    ======     ======    ======     =======

Total Return................................................    16.23%     9.99%     14.38%    28.03%     -14.50%
Net Assets at End of the Period (In millions)...............    $307.7    $312.4     $312.1    $280.3     $ 186.7
Ratio of Expenses to Average Net Assets.....................     0.60%     0.61%      0.62%     0.66%       0.71%
Ratio of Net Investment Income to Average Net Assets........     1.85%     1.44%      1.39%     1.50%       1.29%
Portfolio Turnover..........................................       28%       42%        48%       57%         68%

(a) Based on average shares outstanding.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
GROWTH AND INCOME PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Growth and Income Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Growth and Income Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

  Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated
  April 30, 2007

  CLASS I SHARES

  The Trust's Investment Company Act File No. is 811-4424.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
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                                                             LIT PRO GI I 4/07
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